                                                        Exhibit 10 (iii)A(62)(b)


                                  AMENDMENT OF
                ASPIRATION ACHIEVEMENT INCENTIVE AWARD AGREEMENT
                FOR THE PERFORMANCE CYCLE ENDING AUGUST 31, 2001



        WHEREAS, the undersigned Grantee was granted an Aspiration Achievement Incentive Award ("Aspiration Award") under the NSI Long-Term Achievement Incentive Plan (the "Plan") for the Performance Cycle ending August 31, 2001, as evidenced by an Aspiration Achievement Incentive Award Agreement dated September 22, 1998 (the "Agreement"); and

        WHEREAS, NSI, the Company, and the Grantee desire to amend the Agreement as set forth hereafter;

        NOW THEREFORE, the parties do hereby agree as follows:

        1. Appendix A to the Agreement is amended by deleting the original Appendix A and substituting the Appendix A attached hereto for all purposes of the Agreement.

        2. The effectiveness of this Amendment is subject to approval of an amended and restated Plan by the stockholders of NSI at the Annual Meeting in January 2000.

        3. Capitalized terms used but not defined herein shall have the meaning set forth in the Plan.

        IN WITNESS WHEREOF, this Amendment has been duly executed by the parties to the Agreement.


                        NATIONAL SERVICE INDUSTRIES, INC.



                        By:________________________________________________
                             James S. Balloun
                             Chairman, President and Chief Executive Officer



                        NATIONAL SERVICE INDUSTRIES, INC. (GA)



                        By:________________________________________________
                             James S. Balloun
                             Chairman, President and Chief Executive Officer



                        ___________________________________________________
                        Name of Grantee: ((GRANTEE))

   Aspiration Achievement Incentive Award Amended Appendix A -- Key Employees

Name            Richard W. LeBer         Kenneth W. Honeycutt    John K. Morgan
Position        SVP, Bus. Development    VP, HiTek Group         VP, Sales &
                                                                   Marketing
Salary          $198,485                 $225,000                $205,000
Division        National Linen Service   Lithonia                Lithonia
Total LTI       80%                      80%                     80%
Multiple
AAI % of LTI    70%                      70%                     70%
                                         FY 99-01
Threshold       4.3                      6                       6
Commitment      7.3                      26                      26
Aspiration      16.4                     114                     114
Special         NA                       128                     128

                           Individual AAI Opportunity

Threshold       $27,788                  $31,500                 $28,700
Commitment      $111,152                 $126,000                $114,800
Aspiration      $555,759                 $753,333                $716,000
Special         NA                       $1,000,000              $1,000,000

       Aspiration Achievement Incentive Award Amended Appendix A - Division Presidents

Name                                              Richard W. LeBer
Position                                          President
Salary                                            $250,000
Division                                          National Linen Service
Total LTI Multiple                                100%
AAI % of LTI                                      70%
                                    FY 99-01
Threshold                                         4.3
Commitment                                        7.3
Aspiration                                        16.4
                           Individual AAI Opportunity
Threshold                                         $43,750
Commitment                                        $175,000
Aspiration                                        $874,998

Aspiration Achievement Incentive Award Amended Appendix A -- Executive Officers

Name                          James S. Balloun                 Brock A. Hattox
Position                      Chairman & CEO                   EVP, Chief Financial Officer
Salary                        $800,000                         $380,000
Division                      NSI Total                        NSI Total
Total LTI Multiple            160%                             160%
AAI % of LTI                  30%                              30%
                                         FY 99-01
Threshold                     11.0                             11.0
Commitment                    59.0                             59.0
Aspiration                    177.0                            177.0
                                Individual AAI Opportunity
Threshold                     $100,000                         $45,600
Commitment                    $400,000                         $182,400
Aspiration                    $2,000,000                       $912,000